Comparative Basis Financial Information - Standalone AT&T by Segment
Supplemental Unaudited Quarterly Comparative Financial Information
Dollars in millions
Unaudited

Operating Revenues	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Mobility	$17,402	$17,149	$17,894	$20,119	$72,564	$19,034	$18,936	$19,138	$21,146	$78,254
Business Wireline	6,266	6,305	6,261	6,251	25,083	6,046	6,052	5,938	5,901	23,937
Consumer Wireline	3,111	3,051	3,040	3,116	12,318	3,098	3,140	3,142	3,159	12,539
Mexico	703	480	643	736	2,562	631	688	724	704	2,747
Segment Total	27,482	26,985	27,838	30,222	112,527	28,809	28,816	28,942	30,910	117,477
Corporate:
Securitization - Installment	14	14	13	12	53	13	15	16	17	61
Commercial agreements with DIRECTV	—	—	—	—	—	—	—	20	29	49
Parent retained	(43)	(9)	(4)	(6)	(62)	(12)	—	—	(6)	(18)
Value portfolio (including Invidi)	192	201	191	190	774	174	169	151	145	639
Total Corporate	163	206	200	196	765	175	184	187	185	731
Standalone AT&T Operating Revenues	$27,645	$27,191	$28,038	$30,418	$113,292	$28,984	$29,000	$29,129	$31,095	$118,208

Operations and Support Expenses	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Mobility	$9,463	$9,218	$10,075	$12,921	$41,677	$10,976	$10,906	$11,116	$13,764	$46,762
Business Wireline	3,823	3,653	3,699	3,893	15,068	3,688	3,690	3,632	3,708	14,718
Consumer Wireline	1,860	1,906	2,082	2,094	7,942	2,029	2,063	2,188	2,168	8,448
Mexico	714	538	662	722	2,636	620	667	697	668	2,652
Segment Total	15,860	15,315	16,518	19,630	67,323	17,313	17,326	17,633	20,308	72,580
Corporate:
DTV stranded costs	—	—	—	—	—	—	—	69	174	243
Estimated comparative adjustment for DTV retained cost	350	350	350	350	1,400	350	350	117	—	817
Parent administration support	327	489	497	368	1,681	364	406	352	376	1,498
Securitization fees	42	20	3	7	72	40	12	1	36	89
Value portfolio (including Invidi)	96	85	81	72	334	52	79	54	50	235
Total Corporate	815	944	931	797	3,487	806	847	593	636	2,882
Reclassification of prior service credits	610	611	611	610	2,442	669	672	670	669	2,680
Merger & Significant Items	(750)	757	(56)	44	(5)	(11)	(93)	146	96	138
Standalone AT&T Operations and Support Expenses	16,535	17,627	18,004	21,081	73,247	18,777	18,752	19,042	21,709	78,280
Standalone AT&T Merger & Significant items	750	(757)	56	(44)	5	11	93	(145)	(97)	(138)
Standalone AT&T Adjusted Operations and Support Expenses	$17,285	$16,870	$18,060	$21,037	$73,252	$18,788	$18,845	$18,897	$21,612	$78,142

Depreciation and Amortization Expense	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Mobility	$2,045	$2,012	$2,021	$2,008	$8,086	$2,014	$2,023	$2,035	$2,050	$8,122
Business Wireline	1,286	1,301	1,313	1,316	5,216	1,278	1,293	1,304	1,317	5,192
Consumer Wireline	712	730	734	738	2,914	762	769	775	789	3,095
Mexico	134	115	124	140	513	145	150	157	153	605
Segment Total	4,177	4,158	4,192	4,202	16,729	4,199	4,235	4,271	4,309	17,014
Corporate:
DTV stranded costs	—	—	—	—	—	—	—	92	144	236
Estimated comparative adjustment for DTV retained cost	180	180	180	180	720	180	180	60	—	420
Value Portfolio	20	21	17	18	76	18	17	22	18	75
Total Corporate	200	201	197	198	796	198	197	174	162	731
Merger & Significant Items	34	32	26	30	122	86	29	(9)	7	113
Standalone AT&T Depreciation and Amortization Expense	4,411	4,391	4,415	4,430	17,647	4,483	4,461	4,436	4,478	17,858
Standalone AT&T Merger & Significant items	(34)	(32)	(26)	(31)	(123)	(86)	(29)	9	(7)	(113)
Standalone AT&T Adjusted Depreciation and Amortization Expense	$4,377	$4,359	$4,389	$4,399	$17,524	$4,397	$4,432	$4,445	$4,471	$17,745

Operating Income	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Mobility	$5,894	$5,919	$5,798	$5,190	$22,801	$6,044	$6,007	$5,987	$5,332	$23,370
Business Wireline	1,157	1,351	1,249	1,042	4,799	1,080	1,069	1,002	876	4,027
Consumer Wireline	539	415	224	284	1,462	307	308	179	202	996
Mexico	(145)	(173)	(143)	(126)	(587)	(134)	(129)	(130)	(117)	(510)
Segment Total	7,445	7,512	7,128	6,390	28,475	7,297	7,255	7,038	6,293	27,883
Corporate
DTV stranded costs	—	—	—	—	—	—	—	(141)	(289)	(430)
Estimated comparative adjustment for DTV retained cost	(530)	(530)	(530)	(530)	(2,120)	(530)	(530)	(177)	—	(1,237)
Parent administration support	(370)	(498)	(501)	(374)	(1,743)	(376)	(406)	(352)	(382)	(1,516)
Securitization fees	(28)	(6)	10	5	(19)	(27)	3	15	(19)	(28)
Value portfolio (including Invidi)	76	95	93	100	364	104	73	75	77	329
Total Corporate	(852)	(939)	(928)	(799)	(3,518)	(829)	(860)	(580)	(613)	(2,882)
Reclassification of prior service credits	(610)	(611)	(611)	(610)	(2,442)	(669)	(672)	(670)	(669)	(2,680)
Merger & Significant Items	716	(789)	30	(74)	(117)	(75)	64	(137)	(103)	(251)
Standalone AT&T Operating Income	6,699	5,173	5,619	4,907	22,398	5,724	5,787	5,651	4,908	22,070
Standalone AT&T Merger & Significant items	(716)	789	(30)	77	120	75	(64)	136	104	251
Standalone AT&T Adjusted Operating Income	$5,983	$5,962	$5,589	$4,984	$22,518	$5,799	$5,723	$5,787	$5,012	$22,321

EBITDA[1]	3/31/2020	6/30/2020	9/30/2020	12/31/2020	2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	2021
Mobility	$7,939	$7,931	$7,819	$7,198	$30,887	$8,058	$8,030	$8,022	$7,382	$31,492
Business Wireline	2,443	2,652	2,562	2,358	10,015	2,358	2,362	2,306	2,193	9,219
Consumer Wireline	1,251	1,145	958	1,022	4,376	1,069	1,077	954	991	4,091
Mexico	(11)	(58)	(19)	14	(74)	11	21	27	36	95
Segment Total	11,622	11,670	11,320	10,592	45,204	11,496	11,490	11,309	10,602	44,897
Corporate
DTV stranded costs	—	—	—	—	—	—	—	(49)	(145)	(194)
Estimated comparative adjustment for DTV retained cost	(350)	(350)	(350)	(350)	(1,400)	(350)	(350)	(117)	—	(817)
Parent administration support	(370)	(498)	(501)	(374)	(1,743)	(376)	(406)	(352)	(382)	(1,516)
Securitization fees	(28)	(6)	10	5	(19)	(27)	3	15	(19)	(28)
Value portfolio (including Invidi)	96	116	110	118	440	122	90	97	95	404
Total Corporate	(652)	(738)	(731)	(601)	(2,722)	(631)	(663)	(406)	(451)	(2,151)
Reclassification of prior service credits	(610)	(611)	(611)	(610)	(2,442)	(669)	(672)	(670)	(669)	(2,680)
Merger & Significant Items	750	(757)	56	(44)	5	11	93	(146)	(96)	(138)
Standalone AT&T EBITDA	11,110	9,564	10,034	9,337	40,045	10,207	10,248	10,087	9,386	39,928
Standalone AT&T Merger & Significant items	(750)	757	(56)	44	(5)	(11)	(93)	145	97	138
Standalone AT&T Adjusted EBITDA	$10,360	$10,321	$9,978	$9,381	$40,040	$10,196	$10,155	$10,232	$9,483	$40,066
1 EBITDA is operating income before depreciation and amortization. It excludes depreciation and amortization, interest expense, other income (expense) - net and income taxes from net income.